Exhibit 99.5


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

Summary of Loans in Statistical Calculation Pool                                   Range
(As of Calculation Date)                                                           -----


Total Number of Loans                                          1,833
Total Outstanding Balance                               $331,797,252
Average Loan Balance                                        $181,013         $40,400 to $799,277
WA Mortgage Rate                                              7.042%          5.200% to 12.075%
Net WAC                                                       6.533%          4.691% to 11.566%
WA Original Term (months)                                        351             180 to 360
WA Remaining Term (months)                                       350             113 to 360
WA LTV                                                        76.36%          12.22% to 100.00%
   Percentage of Pool with CLTV > 100%                         0.00%
WA FICO                                                          614

Secured by (% of pool)              1st Liens                100.00%
                                    2nd Liens                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)              79.52%




----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:         Doc Types:       Purpose Codes:      Occ Codes:          Grades:        Orig PP Term:
  ------------        ----------          ---------        -------------       ---------           ------         ------------

CA         34.66% SFR          79.48% FULL         71.76% RCO        78.08% OO         97.48% A          80.61% 0          20.48%
FL          9.49% PUD          12.35% STATED       28.20% PUR        15.20% INV         1.56% A-          6.00% 12          7.17%
TX          6.74% CND           3.79% STREAM        0.04% RNC         6.72% 2H          0.95% B           9.58% 24          3.17%
NY          6.28% 2 FAM         2.62%                                                         C           2.54% 30          0.06%
NV          3.64% 3 FAM         0.77%                                                         C-          1.01% 36         19.88%
                                                                                              D           0.24% 60         49.24%

----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                            Program
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                      $13,350,167           104       4.02      $128,367      7.347    178.97      595         72.9
15Yr Fixed - CC                  $1,856,917            17       0.56      $109,230      8.202    179.41      579         81.6
20Yr Fixed                         $852,253             6       0.26      $142,042      7.145    238.77      638         79.8
30Yr Fixed                     $258,057,539         1,405      77.78      $183,671      6.964    359.00      617         75.8
30Yr Fixed - CC                 $24,228,287           159       7.30      $152,379      8.052    359.11      587         83.0
30Yr Fixed - IO                 $32,097,983           134       9.67      $239,537      6.661    359.47      624         76.8
30/15 Fixed Balloon              $1,354,106             8       0.41      $169,263      8.355    161.09      606         81.5
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Original Term
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed 180                       $16,561,190           129       4.99      $128,381      7.526     177.56     594         74.6
Fixed 240                          $852,253             6       0.26      $142,042      7.145     238.77     638         79.8
Fixed 360                      $314,383,809         1,698      94.75      $185,149      7.017     359.06     616         76.4
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042     349.69     614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $335,079              7       0.10       $47,868      9.114    275.50      575         70.5
$50,000.01 - $75,000.00         $6,384,606             99       1.92       $64,491      8.232    316.39      608         74.3
$75,000.01 - $100,000.00       $23,259,415            262       7.01       $88,776      7.704    339.60      607         77.6
$100,000.01 - $150,000.00      $58,198,343            466      17.54      $124,889      7.360    341.82      610         77.3
$150,000.01 - $200,000.00      $67,276,149            384      20.28      $175,198      7.035    351.69      608         75.7
$200,000.01 - $250,000.00      $53,723,897            241      16.19      $222,921      6.903    354.14      613         75.2
$250,000.01 - $300,000.00      $46,925,179            171      14.14      $274,416      6.801    355.23      613         75.5
$300,000.01 - $350,000.00      $30,761,111             95       9.27      $323,801      6.718    347.79      623         77.1
$350,000.01 - $400,000.00      $22,150,252             59       6.68      $375,428      6.690    356.16      626         77.8
$400,000.01 - $450,000.00      $11,084,992             26       3.34      $426,346      6.991    358.43      638         79.0
$450,000.01 - $500,000.00       $7,515,086             16       2.26      $469,693      6.791    359.70      627         79.0
$500,000.01 - $550,000.00       $1,603,366              3       0.48      $534,455      6.176    358.68      705         74.7
$550,000.01 - $600,000.00       $1,140,000              2       0.34      $570,000      6.623    359.49      656         81.2
$600,000.01 - $650,000.00         $640,500              1       0.19      $640,500      6.500    360.00      644         70.0
$750,000.01 - $800,000.00         $799,277              1       0.24      $799,277      6.500    359.00      626         44.4
-------------------------------------------------------------------------------------------------------------------------------
                              $331,797,252          1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-2


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
Alabama                          $1,657,806            16       0.50      $103,613      7.909    346.12      601         85.4
Alaska                             $699,139             4       0.21      $174,785      7.747    331.02      636         94.1
Arizona                          $6,783,855            45       2.04      $150,752      7.282    338.70      612         79.8
Arkansas                         $1,153,419            10       0.35      $115,342      7.929    347.91      598         80.7
California                     $115,017,223           468      34.66      $245,763      6.593    355.77      617         72.0
Colorado                         $3,979,592            24       1.20      $165,816      7.427    349.45      624         82.6
Connecticut                      $4,190,946            24       1.26      $174,623      7.287    353.49      633         80.2
Delaware                           $389,742             2       0.12      $194,871      7.629    359.12      578         86.1
District of Columbia               $495,584             2       0.15      $247,792      6.889    359.00      572         58.7
Florida                         $31,484,899           197       9.49      $159,822      7.247    350.58      607         78.2
Georgia                          $3,970,740            34       1.20      $116,786      7.767    348.80      612         83.2
Hawaii                           $5,452,146            20       1.64      $272,607      6.863    346.59      638         75.5
Idaho                            $1,824,756            14       0.55      $130,340      7.424    337.45      623         83.8
Illinois                         $4,014,250            26       1.21      $154,394      7.406    332.14      603         78.8
Indiana                          $1,268,984            10       0.38      $126,898      7.457    300.54      597         81.8
Iowa                               $531,200             5       0.16      $106,240      8.672    322.63      623         87.3
Kansas                           $1,232,598             7       0.37      $176,085      8.141    256.04      582         83.3
Kentucky                         $1,172,795             9       0.35      $130,311      7.162    359.64      612         80.3
Louisiana                        $3,065,888            24       0.92      $127,745      7.692    355.29      600         82.0
Maine                              $869,736             7       0.26      $124,248      6.886    337.04      616         73.8
Maryland                         $4,609,851            26       1.39      $177,302      7.189    358.98      615         84.8
Massachusetts                    $6,376,613            29       1.92      $219,883      6.530    359.29      584         69.7
Michigan                         $4,736,192            34       1.43      $139,300      7.320    334.19      619         79.8
Minnesota                        $2,423,139            15       0.73      $161,543      7.072    343.34      621         76.4
Mississippi                      $1,130,550             8       0.34      $141,319      7.594    360.00      598         79.0
Missouri                         $4,440,306            32       1.34      $138,760      7.095    351.82      631         80.8
Montana                            $934,525             5       0.28      $186,905      6.743    360.00      631         73.5
Nebraska                           $635,154             5       0.19      $127,031      7.404    329.47      617         87.9
Nevada                          $12,078,362            55       3.64      $219,607      6.755    352.12      619         78.6
New Hampshire                    $2,235,530            10       0.67      $223,553      7.091    348.86      616         72.9
New Jersey                       $9,662,904            51       2.91      $189,469      7.467    341.05      617         78.1
New Mexico                         $664,468             6       0.20      $110,745      8.428    326.03      600         83.6
New York                        $20,820,522            77       6.28      $270,396      6.963    355.99      616         71.4
North Carolina                   $3,250,105            29       0.98      $112,073      7.767    315.90      606         82.2
Ohio                             $3,092,471            31       0.93       $99,757      7.878    339.39      607         79.3
Oklahoma                         $1,930,983            17       0.58      $113,587      8.133    357.83      612         84.7
Oregon                           $4,970,163            32       1.50      $155,318      7.299    354.65      606         79.3
Pennsylvania                     $5,863,477            45       1.77      $130,299      7.561    333.86      614         81.3
Rhode Island                       $870,379             4       0.26      $217,595      7.529    358.98      636         81.4
South Carolina                   $1,597,190            14       0.48      $114,085      8.024    334.74      575         76.5
South Dakota                       $257,850             2       0.08      $128,925      7.706    360.00      608         90.0
Tennessee                        $6,443,671            47       1.94      $137,099      7.469    346.71      620         87.1
Texas                           $22,372,923           189       6.74      $118,375      7.483    344.23      616         79.7
Utah                             $1,194,924             8       0.36      $149,366      6.956    359.54      621         82.4
Vermont                             $66,000             1       0.02       $66,000      7.500    180.00      580         59.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             State
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
Virginia                         $8,509,217            44       2.56      $193,391      7.226    344.63      596         76.9
Washington                       $8,325,725            46       2.51      $180,994      6.985    341.13      630         79.1
West Virginia                      $635,472             6       0.19      $105,912      8.667    324.00      590         77.8
Wisconsin                        $1,825,619            14       0.55      $130,401      7.857    356.51      597         81.7
Wyoming                            $587,669             3       0.18      $195,890      6.734    359.56      633         82.2
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $14,094,431            90       4.25      $156,605      6.536    343.43      611         40.6
50.01 - 55.00                    $8,960,103            52       2.70      $172,310      6.529    347.71      606         52.6
55.01 - 60.00                   $13,888,120            75       4.19      $185,175      6.714    346.07      588         58.0
60.01 - 65.00                   $19,187,584           100       5.78      $191,876      6.765    349.90      590         63.2
65.01 - 70.00                   $30,090,946           159       9.07      $189,251      6.834    350.72      595         68.5
70.01 - 75.00                   $40,171,343           209      12.11      $192,207      6.923    351.18      606         73.4
75.01 - 80.00                   $97,391,341           531      29.35      $183,411      6.983    349.92      627         79.2
80.01 - 85.00                   $39,822,118           223      12.00      $178,575      7.275    348.80      609         84.0
85.01 - 90.00                   $51,403,327           282      15.49      $182,281      7.367    351.97      624         89.2
90.01 - 95.00                    $9,278,579            57       2.80      $162,782      7.647    347.89      633         94.1
95.01 - 100.00                   $7,509,361            55       2.26      $136,534      7.954    346.23      646         99.6
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                      $717,715             3       0.22   $239,238         5.335    359.03      680         72.3
5.501 - 6.000                   $29,245,113           124       8.81   $235,848         5.938    352.73      646         70.1
6.001 - 6.500                   $81,111,691           360      24.45   $225,310         6.358    354.18      625         72.4
6.501 - 7.000                   $93,263,114           491      28.11   $189,945         6.804    353.21      617         75.9
7.001 - 7.500                   $47,395,922           276      14.28   $171,724         7.316    348.49      606         77.8
7.501 - 8.000                   $43,528,967           288      13.12   $151,142         7.799    344.29      594         80.9
8.001 - 8.500                   $16,637,762           127       5.01   $131,006         8.321    343.54      594         84.2
8.501 - 9.000                   $10,752,209            83       3.24   $129,545         8.793    333.87      591         83.5
9.001 - 9.500                    $3,529,820            32       1.06   $110,307         9.278    328.99      579         85.1
9.501 - 10.000                   $3,518,799            27       1.06   $130,326         9.778    349.00      603         87.3
10.001 - 10.500                    $879,132            10       0.26    $87,913        10.307    280.27      587         83.4
10.501 - 11.000                    $819,268             6       0.25   $136,545        10.706    284.54      531         81.9
11.001 - 11.500                    $197,138             3       0.06    $65,713        11.231    228.32      618         86.6
11.501 - 12.000                    $152,573             2       0.05    $76,287        11.665    359.42      554         82.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-4


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                     $48,029             1       0.01       $48,029     12.075    117.00      610         85.0
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                         Property Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR                            $263,703,640         1,474      79.48      $178,903      7.049    349.15      613         76.3
PUD                             $40,988,935           225      12.35      $182,173      7.044    350.87      623         79.9
CND                             $12,565,598            67       3.79      $187,546      6.827    353.97      618         74.0
2 FAM                            $8,690,415            40       2.62      $217,260      7.086    352.24      611         69.3
3 FAM                            $2,538,969            11       0.77      $230,815      6.703    350.47      620         59.7
CNDP                             $1,553,569             7       0.47      $221,938      7.471    359.15      620         77.3
4 FAM                            $1,504,210             7       0.45      $214,887      7.172    359.10      645         74.3
MNF                                $251,917             2       0.08      $125,959      9.417    294.67      607         83.3
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                            Purpose
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
RCO                            $259,063,105         1,396      78.08      $185,575      7.003    348.88      609         74.8
PUR                             $50,442,649           298      15.20      $169,271      7.211    355.63      641         83.1
RNC                             $22,291,499           139       6.72      $160,370      7.121    345.64      621         79.6
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                           Occupancy
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
OO                             $323,442,594         1,769      97.48      $182,839      7.029    349.88      614         76.5
INV                              $5,186,530            43       1.56      $120,617      7.578    350.72      642         69.2
2H                               $3,168,129            21       0.95      $150,863      7.556    328.39      641         73.4
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
1 - 120                            $428,584             4       0.13      $107,146      9.433    114.05      599         86.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-5


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $16,314,214           126       4.92      $129,478      7.506    178.81      594         74.2
181 - 300                        $1,545,933            13       0.47      $118,918      8.139    263.22      628         79.0
301 - 360                      $313,508,521         1,690      94.49      $185,508      7.009    359.33      615         76.4
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                              Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
FULL                           $238,100,190         1,372      71.76      $173,542      7.046    349.81      609         77.5
STATED INCOME                   $93,553,563           460      28.20      $203,377      7.033    349.38      628         73.5
STREAMLINE                         $143,500             1       0.04      $143,500      6.375    360.00      640         94.4
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
801 - 820                          $143,739             1       0.04      $143,739      6.500    358.00      814         80.0
781 - 800                        $1,808,892             6       0.55      $301,482      6.229    358.63      791         82.2
761 - 780                        $1,361,991             6       0.41      $226,999      6.633    357.64      768         82.7
741 - 760                        $2,340,221            12       0.71      $195,018      6.538    359.45      749         77.6
721 - 740                        $5,317,286            27       1.60      $196,937      6.519    344.37      731         80.6
701 - 720                        $5,586,850            32       1.68      $174,589      6.641    359.20      711         80.0
681 - 700                       $12,779,153            68       3.85      $187,929      6.856    355.36      690         79.1
661 - 680                       $27,785,179           134       8.37      $207,352      6.724    350.29      670         78.9
641 - 660                       $40,355,135           207      12.16      $194,952      6.865    351.57      650         79.0
621 - 640                       $46,814,862           251      14.11      $186,513      6.883    353.50      631         76.4
601 - 620                       $53,884,231           308      16.24      $174,949      7.008    352.84      610         77.1
581 - 600                       $47,343,242           264      14.27      $179,330      7.159    346.97      591         75.4
561 - 580                       $35,234,473           207      10.62      $170,215      7.260    344.98      570         74.6
541 - 560                       $28,660,850           172       8.64      $166,633      7.445    345.18      551         73.5
521 - 540                       $16,939,894           104       5.11      $162,884      7.540    346.28      530         71.6
501 - 520                        $5,091,927            32       1.53      $159,123      7.577    327.97      513         67.9
<= 500                             $349,328             2       0.11      $174,664      7.270    359.35      500         48.8
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-6


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials For
A Countrywide Capital Markets Company                                     Countrywide Asset-Backed Certificates, Series 2005-03
-------------------------------------------------------------------------------------------------------------------------------


                                                            Group 1

                                                    Fixed       $331,797,252

                                                        Detailed Report

-------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
A                              $267,475,166         1,459      80.61      $183,328      6.999    349.51      621         77.4
A-                              $19,911,180           115       6.00      $173,141      7.229    348.26      584         73.8
B                               $31,800,995           183       9.58      $173,776      7.227    352.57      587         71.9
C                                $8,432,046            55       2.54      $153,310      7.342    342.98      588         69.2
C-                               $3,365,996            16       1.01      $210,375      6.798    359.42      627         76.2
D                                  $811,870             5       0.24      $162,374      7.241    359.68      586         60.9
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT         # OF      % OF       AVERAGE       GROSS      REMG.                  ORIG
DESCRIPTION                        BALANCE         LOANS     TOTAL      BALANCE        WAC       TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
0                               $67,952,868           435      20.48      $156,213      7.459    341.05      610         77.3
12                              $23,806,116            99       7.17      $240,466      6.879    357.49      618         72.6
24                              $10,515,698            56       3.17      $187,780      7.207    341.21      607         77.4
30                                 $193,600             1       0.06      $193,600      7.675    358.00      625         80.0
36                              $65,954,026           379      19.88      $174,021      7.030    350.35      626         77.1
60                             $163,374,945           863      49.24      $189,310      6.886    352.42      612         76.2
-------------------------------------------------------------------------------------------------------------------------------
                               $331,797,252         1,833     100.00      $181,013      7.042    349.69      614         76.4
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-7